UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-01533

SELECTED INTERNATIONAL FUND, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant's telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2014
Date of reporting period: December 31, 2014

____________________

ITEM 1. REPORT TO STOCKHOLDERS

SELECTED FUNDS	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Selected Fund prospectus, which contains more information about investment strategies, risks, fees, and expenses. Please read the prospectus carefully before investing or sending money.

Shares of the Selected Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

Portfolio Proxy Voting Policies and Procedures

The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds' Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds' website at www.selectedfunds.com, and (iii) on the SEC's website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds' Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-243-1575, (ii) on the Funds' website at www.selectedfunds.com, and (iii) on the SEC's website at www.sec.gov.

Form N-Q

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Form N-Q is available without charge, upon request, by calling 1-800-243-1575, on the Funds' website at www.selectedfunds.com, and on the SEC's website at www.sec.gov. The Funds' Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

SELECTED FUNDS	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers' savings, the management team and Directors of the Selected Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports, we include all of the required quantitative information, such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for each Fund, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on the Funds' website at www.selectedfunds.com, or by calling 1-800-243-1575.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

James J. McMonagle	Christopher C. Davis	Danton G. Goei
Chairman	President & Portfolio Manager	Portfolio Manager

February 2, 2015

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC.

Performance Overview

Selected American Shares' Class S shares delivered a total return on net asset value of 5.60% (Class D shares returned 5.96%) for the year ended December 31, 2014 ("Period"). Over the same Period, the Standard & Poor's 500® Index ("Index") returned 13.69%. The Index turned in strong performance with every sector1 but one returning positive results. The sectors within the Index that delivered the strongest performance over the Period were Utilities, Health Care, and Information Technology. The sectors within the Index that delivered the weakest performance over the Period were Energy, Telecommunication Services, and Materials (although only the Energy sector delivered a negative performance).

The Fund's Absolute Performance

The Fund continued to hold a significant percentage of assets in Financial companies over the Period. Financial companies were the most important contributor2 to the Fund's absolute performance over the Period. Wells Fargo3, Berkshire Hathaway, and Bank of New York Mellon were among the most important contributors to performance. Loews was among the most important detractors from performance.

Health Care companies were the second most important contributor to the Fund's absolute performance. UnitedHealth Group and Express Scripts Holding were among the most important contributors to performance.

While not nearly as significant of a contributor to the Fund's absolute performance, as compared to the Financial and Health Care companies, Consumer Staple companies were also an important contributor to performance. Costco Wholesale was among the most important contributors to performance. Diageo was among the most important detractors from performance.

Energy companies were the most important detractor from the Fund's absolute performance. Ultra Petroleum (which happened to be the most important detractor) and Encana were among the most important detractors from performance. EOG Resources was among the most important contributors to performance.

Other important contributors to the Fund's absolute performance included CarMax, Liberty Global, and Texas Instruments. Other important detractors from performance included Bed Bath & Beyond, Las Vegas Sands, and OCI. The Fund no longer owns Bed Bath & Beyond.

The Fund had approximately 18% of its net assets invested in foreign companies at December 31, 2014. As a whole, those companies significantly under-performed the domestic companies held by the Fund.

The Fund's Relative Performance

Information Technology companies were the most important detractor from the Fund's performance relative to the Index over the Period. The Fund's Information Technology companies significantly under-performed the corresponding sector within the Index. The Fund also suffered (although to a much smaller degree) as a result of having a lower average weighting than the Index.

Consumer Discretionary companies were the second most important detractor from the Fund's relative performance. The Fund's Consumer Discretionary companies significantly under-performed the corresponding sector within the Index.

Consumer Staple companies were also an important detractor from the Fund's relative performance. The Fund's Consumer Staple companies under-performed the corresponding sector within the Index and had a lower average weighting.

Energy companies were the most important contributor to the Fund's relative performance. The Energy companies under-performed the corresponding sector within the Index, however the Fund's relative performance benefited from a lower average weighting.

Selected American Shares' investment objective is to achieve both capital growth and income. In the current market environment, we expect that income will be low. There can be no assurance that the Fund will achieve its objective. Selected American Shares' principal risks are: stock market risk, manager risk, common stock risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, financial services risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1 The companies included in the Standard & Poor's 500® Index are divided into ten sectors. One or more industry groups make up a sector.

2 A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

3 This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED AMERICAN SHARES, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected American Shares Class S versus the Standard & Poor's
500® Index over 10 years for an investment made on December 31, 2004

Average Annual Total Return for periods ended December 31, 2014

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D's Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	5.60%	11.30%	6.08%	N/A	0.94%	0.94%
Class D	5.96%	11.67%	6.43%	6.89%	0.60%	0.60%
Standard & Poor's 500® Index	13.69%	15.45%	7.67%	8.12%

The Standard & Poor's 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.

The performance data for Selected American Shares contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC.

Performance Overview

Selected International Fund's Class S shares delivered a negative return of 0.66% on net asset value (Class D shares declined 0.26%) for the year ended December 31, 2014 ("Period"). Over the same Period, the Morgan Stanley Capital International All Country World Index ex USA ("Index") declined 3.87%. The sectors1 within the Index delivering the strongest performance over the Period were Health Care, Information Technology, and Utilities. The Energy and Material sectors delivered the weakest performance over the Period.

The Fund's Absolute Performance

Consumer Discretionary companies were the most important contributor2 to the Fund's absolute performance over the Period. Vipshop Holdings3, Ctrip.com, and Grupo Televisa were among the most important contributors to performance. Compagnie Financiere Richemont, which was the second largest holding at the end of the Period, was among the most important detractors from performance.

Industrial companies were the second most important contributor to the Fund's absolute performance. CAR and Kuehne & Nagel (which was the largest holding in the portfolio at the end of the Period) were among the most important contributors to performance. Schneider Electric, the fourth largest holding at the end of the Period, was among the most important detractors from performance.

Information Technology companies were the most important detractor from the Fund's absolute performance. SouFun Holdings, Youku Tudou, Qihoo 360 Technology, and SINA were all among the most important detractors from performance. Alibaba Group and NetEase were among the most important contributors to performance. The Fund no longer owns SINA.

Energy companies were the second most important detractor from the Fund's absolute performance. Encana was among the most important detractors from performance.

Other important contributors to the Fund's absolute performance included Sinopharm Group and Lindt & Spruengli. Other important detractors from the Fund's absolute performance included Brasil Pharma and Diagnosticos da America. The Fund no longer owns Sinopharm Group.

The Fund's Chinese holdings made the largest contributions to the Fund's absolute performance followed by the Fund's Swiss holdings. As of December 31, 2014 the Fund had approximately 26% of its net assets invested in Chinese companies and 18% in Swiss companies.

The Fund participated in a number of initial public offerings4 over the Period. As a whole those securities contributed significantly to the Fund's absolute performance over the Period. For example Alibaba Group and CAR were among the top contributors to performance.

The Fund's Relative Performance

The majority of the Fund's positive performance relative to the Index over the Period came from Consumer Discretionary companies. The Fund's Consumer Discretionary companies significantly out-performed the corresponding sector within the Index, however the Fund suffered to a small extent as a result of its higher average weighting in this sector.

Industrial companies were the second most important contributor to the Fund's relative performance. The Fund's Industrial companies out-performed the corresponding sector within the Index, however, similar to the Consumer Discretionary holdings, the Fund suffered slightly as a result of its higher average weighting in this sector.

Information Technology companies were the most important detractor from the Fund's relative performance. The Fund's Information Technology companies significantly under-performed the corresponding sector within the Index but benefited from a higher average weighting.

Financial companies were the second most important detractor from the Fund's relative performance. The Fund's Financial companies under-performed the corresponding sector within the Index and had a lower average weighting.

Selected International Fund's investment objective is to achieve capital growth. There can be no assurance that the Fund will achieve its objective. Selected International Fund's principal risks are: stock market risk, manager risk, common stock risk, foreign country risk, emerging market risk, foreign currency risk, depositary receipts risk, large-capitalization companies risk, mid- and small-capitalization companies risk, headline risk, and fees and expenses risk. See the prospectus for a full description of each risk.

1 The companies included in the Morgan Stanley Capital International All Country World Index ex USA are divided into ten sectors. One or more industry groups make up a sector.
2 A company's or sector's contribution to or detraction from the Fund's performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.
3 This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund's holdings of each company discussed.

4 The Adviser generally purchases shares intending to benefit from the long-term growth of the underlying company; an investor should not expect that the Fund will continue to participate in initial public offering investments at the same level nor should an investor expect that each initial public offering investment will be profitable.

SELECTED FUNDS	Management's Discussion of Fund Performance
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)

Comparison of a $10,000 investment in Selected International Fund Class S versus the
Morgan Stanley Capital International All Country World Index ex USA (MSCI ACWI® ex USA) Index
over 10 years for an investment made on December 31, 2004

Average Annual Total Return for periods ended December 31, 2014

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Class D's Inception (May 3, 2004)	Gross Expense Ratio	Net Expense Ratio
Class S	(0.66)%	4.75%	2.40%	N/A	1.38%	1.30%
Class D	(0.26)%	5.31%	2.88%	3.53%	0.83%	0.83%
MSCI ACWI® ex USA	(3.87)%	4.43%	5.13%	6.53%

On May 1, 2011, the Fund changed its name from Selected Special Shares to Selected International Fund and changed its investment strategy from investing primarily in domestic equity securities to investing primarily in foreign equity securities.  Performance prior to that date is unlikely to be relevant to future performance.

The Fund's performance benefited from IPO purchases in 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

The MSCI ACWI® ex USA is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the United States. The Index includes reinvestment of dividends, net of foreign withholding taxes. Investments cannot be made directly in the Index.

The performance data for Selected International Fund contained in this report represents past performance, assumes that all distributions were reinvested, and should not be considered as an indication of future performance from an investment in the Fund today. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Fund performance changes over time and current performance may be higher or lower than stated. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For more current information please call Selected Funds Investor Services at 1-800-243-1575.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC.	December 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/14 Net Assets)		(% of 12/31/14 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	81.59%	Diversified Financials	22.87%	5.31%
Common Stock (Foreign)	17.57%	Information Technology	13.34%	19.66%
Short-Term Investments	0.79%	Health Care	11.05%	14.21%
Investment of Cash Collateral		Banks	9.49%	6.11%
for Securities Loaned	0.23%	Retailing	8.94%	4.42%
Other Assets & Liabilities	(0.18)%	Materials	5.66%	3.17%
	100.00%	Energy	4.98%	8.44%
		Capital Goods	3.83%	7.54%
		Food & Staples Retailing	3.74%	2.50%
		Media	3.73%	3.56%
		Insurance	3.42%	2.79%
		Food, Beverage & Tobacco	3.01%	5.20%
		Consumer Services	2.37%	1.70%
		Transportation	1.52%	2.23%
		Consumer Durables & Apparel	1.36%	1.38%
		Other	0.69%	11.78%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund's 12/31/14 Net Assets)

Wells Fargo & Co.	Banks	6.85%
American Express Co.	Consumer Finance	6.75%
Google Inc.*	Software & Services	6.02%
Bank of New York Mellon Corp.	Capital Markets	5.80%
Amazon.com, Inc.	Retailing	4.32%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	3.71%
Liberty Global PLC, Series C	Media	3.70%
UnitedHealth Group Inc.	Health Care Equipment & Services	3.18%
Express Scripts Holding Co.	Health Care Equipment & Services	3.08%
Texas Instruments Inc.	Semiconductors & Semiconductor Equipment	2.74%

*Google Inc. holding includes Class A and Class C.

SELECTED FUNDS	Fund Overview
SELECTED AMERICAN SHARES, INC. – (CONTINUED)	December 31, 2014

New Positions Added (01/01/14-12/31/14)
(Highlighted positions are those greater than 1.25% of the Fund's 12/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/14 Net Assets
Amazon.com, Inc.	Retailing	02/07/14	4.32%
Citizens Financial Group Inc.	Banks	09/23/14	0.48%
Encana Corp.	Energy	08/25/14	1.62%
Halliburton Co.	Energy	12/11/14	0.84%
Holcim Ltd.	Materials	04/15/14	–
International Business Machines Corp.	Software & Services	09/08/14	–
Las Vegas Sands Corp.	Consumer Services	01/08/14	2.35%
Moody's Corp.	Diversified Financial Services	04/16/14	0.69%
Quest Diagnostics Inc.	Health Care Equipment & Services	05/06/14	1.11%
Schneider Electric SE	Capital Goods	02/27/14	0.46%
SouFun Holdings Ltd., Class A, ADR	Software & Services	03/10/14	0.29%
Sysco Corp.	Food & Staples Retailing	01/09/14	1.24%
Ultra Petroleum Corp.	Energy	06/04/14	0.76%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	03/07/14	1.39%

Positions Closed (01/01/14-12/31/14)
(Gains and losses greater than $40,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
Activision Blizzard, Inc.	Software & Services	11/20/14	$26,495,426
Air Products and Chemicals, Inc.	Materials	09/15/14	53,326,733
Alleghany Corp.	Reinsurance	08/21/14	40,242,171
Ameriprise Financial, Inc.	Capital Markets	01/30/14	43,717,023
Bed Bath & Beyond Inc.	Retailing	06/18/14	71,760,233
Brookfield Property Partners L.P.	Real Estate	03/14/14	(246,321)
Canadian Natural Resources Ltd.	Energy	12/19/14	28,112,935
China Merchants Holdings International Co., Ltd.	Transportation	07/02/14	17,370,051
Coca-Cola Co.	Food, Beverage & Tobacco	02/10/14	18,382,452
CVS Health Corp.	Food & Staples Retailing	10/03/14	207,299,132
Emerald Plantation Holdings Ltd.	Materials	07/08/14	(302,644)
Emerald Plantation Holdings Ltd., Sr. Notes,
6.00%/8.00%, 01/30/20	Materials	07/01/14	257,298
Goldman Sachs Group, Inc.	Capital Markets	04/16/14	4,586,919
Harley-Davidson, Inc.	Automobiles & Components	10/08/14	9,024,355
Hewlett-Packard Co.	Technology Hardware & Equipment	09/19/14	12,384,360
Holcim Ltd.	Materials	07/03/14	511,187
International Business Machines Corp.	Software & Services	10/28/14	(10,878,561)
Iron Mountain Inc.	Commercial & Professional Services	02/11/14	15,755,719
Martin Marietta Materials, Inc.	Materials	08/18/14	12,883,546
Monsanto Co.	Materials	11/17/14	26,044,949
Nestle S.A.	Food, Beverage & Tobacco	11/05/14	1,537,268
Occidental Petroleum Corp.	Energy	08/01/14	26,427,907
Philip Morris International Inc.	Food, Beverage & Tobacco	11/10/14	43,423,845
Progressive Corp.	Property & Casualty Insurance	05/21/14	91,565,505
Schlumberger Ltd.	Energy	09/10/14	17,783,136
Twitter, Inc.	Software & Services	08/13/14	7,044,790
Walt Disney Co.	Media	10/21/14	47,524,091

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC.	December 31, 2014

Portfolio Composition		Industry Weightings
(% of Fund's 12/31/14 Net Assets)		(% of 12/31/14 Stock Holdings)

			Fund	MSCI ACWI® EX USA
Common Stock (Foreign)	93.29%	Food, Beverage & Tobacco	17.88%	6.75%
Short-Term Investments	8.42%	Information Technology	14.21%	7.46%
Other Assets & Liabilities	(1.71)%	Capital Goods	11.62%	7.44%
	100.00%	Health Care	8.09%	8.61%
		Transportation	7.93%	2.66%
		Consumer Durables & Apparel	7.91%	2.15%
		Materials	6.85%	7.69%
		Retailing	6.27%	1.48%
		Diversified Financials	4.05%	2.90%
		Commercial & Professional Services	3.93%	0.87%
		Energy	3.61%	7.51%
		Consumer Services	2.65%	1.14%
		Media	2.57%	1.77%
		Household & Personal Products	2.03%	1.30%
		Food & Staples Retailing	0.40%	1.89%
		Banks	–	15.85%
		Insurance	–	5.51%
		Other	–	17.02%
			100.00%	100.00%

Country Diversification		Top 10 Long-Term Holdings
(% of 12/31/14 Stock Holdings)		(% of Fund's 12/31/14 Net Assets)

China	28.19%	Kuehne & Nagel International AG	4.72%
Switzerland	19.15%	Compagnie Financiere Richemont S.A., Unit A	4.70%
France	16.21%	Lindt & Spruengli AG - Participation Certificate	4.70%
United Kingdom	10.70%	Schneider Electric SE	4.41%
Netherlands	6.44%	Heineken Holding N.V.	4.28%
Canada	5.35%	Diageo PLC	3.93%
Brazil	3.46%	Experian PLC	3.67%
Sweden	3.41%	Essilor International S.A.	3.53%
Mexico	2.57%	NetEase, Inc., ADR	3.43%
India	2.23%	Lafarge S.A.	3.36%
Belgium	1.36%
Germany	0.93%
	100.00%

SELECTED FUNDS	Fund Overview
SELECTED INTERNATIONAL FUND, INC. – (CONTINUED)	December 31, 2014

New Positions Added (01/01/14-12/31/14)
(Highlighted positions are those greater than 2.25% of the Fund's 12/31/14 net assets)
Security	Industry	Date of 1st Purchase	% of Fund's 12/31/14 Net Assets
Air Liquide S.A.	Materials	12/30/14	0.99%
Alibaba Group Holding Ltd., ADR	Software & Services	09/18/14	1.70%
Anhui Conch Cement Co. Ltd. - H	Materials	10/22/14	2.04%
Assa Abloy AB, Class B	Capital Goods	05/06/14	3.18%
BM&FBOVESPA S.A.	Diversified Financial Services	05/30/14	1.15%
Canadian Natural Resources Ltd.	Energy	02/06/14	0.83%
CAR Inc.	Transportation	09/12/14	2.68%
Encana Corp.	Energy	08/25/14	2.54%
Hermes International	Consumer Durables & Apparel	12/23/14	0.94%
Holcim Ltd.	Materials	04/15/14	–
IMI PLC	Capital Goods	10/08/14	0.46%
JD.com Inc., Class A, ADR	Retailing	05/22/14	2.90%
Jumei International Holding Ltd.,
Class A, ADR	Retailing	05/16/14	0.09%
L'Oréal S.A.	Household & Personal Products	12/23/14	1.89%
Meggitt PLC	Capital Goods	12/23/14	1.92%
United Spirits Ltd.	Food, Beverage & Tobacco	07/17/14	2.08%
Valeant Pharmaceuticals International, Inc.	Pharmaceuticals, Biotechnology &
	Life Sciences	03/07/14	1.63%
Xiabu Xiabu Catering Management Co., Ltd.	Consumer Services	12/11/14	2.47%
YY Inc., Class A, ADR	Software & Services	07/07/14	1.40%

Positions Closed (01/01/14-12/31/14)
(Gains and losses greater than $400,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain (Loss)
ABB Ltd., ADR	Capital Goods	01/10/14	$296,973
BHP Billiton PLC	Materials	01/13/14	(251,914)
Brasil Pharma S.A., Stock Rights	Food & Staples Retailing	05/29/14	4,039
CETIP S.A. - Mercados Organizados, Stock Rights	Capital Markets	05/29/14	82
China Merchants Bank Co., Ltd. - H	Banks	01/10/14	(478,007)
China Merchants Holdings
International Co., Ltd.	Transportation	01/13/14	(464,546)
Greatview Aseptic Packaging Co., Ltd.	Materials	04/07/14	(306,920)
Hang Lung Group Ltd.	Real Estate	03/27/14	(882,652)
Holcim Ltd.	Materials	07/03/14	3,281
Nielsen Holdings N.V.	Commercial & Professional Services	02/06/14	335,197
Potash Corp. of Saskatchewan Inc.	Materials	01/09/14	(439,626)
RHJ International	Diversified Financial Services	02/21/14	(179,841)
Rio Tinto PLC	Materials	01/13/14	(199,304)
Schindler Holding AG -
Participation Certificate	Capital Goods	09/19/14	607,255
Shandong Weigao Group Medical
Polymer Co. Ltd. - H	Health Care Equipment & Services	08/11/14	(138,154)
SINA Corp.	Software & Services	05/16/14	(83,346)
Sinopharm Group Co. - H	Health Care Equipment & Services	10/07/14	173,756
Sinovac Biotech Ltd.	Pharmaceuticals, Biotechnology &
	Life Sciences	09/29/14	63,657
Tenaris S.A., ADR	Energy	01/10/14	338,616

SELECTED FUNDS	Expense Example

As a shareholder of each Fund, you incur ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. As a shareholder of Selected International Fund, you may also incur transaction costs, which consist of redemption fees. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for each class is for the six-month period ended December 31, 2014.

Actual Expenses

The information represented in the row entitled "Actual" provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled "Hypothetical" provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Selected Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the information in the row entitled "Hypothetical" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your cost would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	(07/01/14)	(12/31/14)	(07/01/14-12/31/14)
Selected American Shares
Class S (annualized expense ratio 0.93%**)
Actual	$1,000.00	$1,004.13	$4.70
Hypothetical	$1,000.00	$1,020.52	$4.74
Class D (annualized expense ratio 0.60%**)
Actual	$1,000.00	$1,005.92	$3.03
Hypothetical	$1,000.00	$1,022.18	$3.06
Selected International Fund
Class S (annualized expense ratio 1.30%**)
Actual	$1,000.00	$921.81	$6.30
Hypothetical	$1,000.00	$1,018.65	$6.61
Class D (annualized expense ratio 0.82%**)
Actual	$1,000.00	$923.62	$3.98
Hypothetical	$1,000.00	$1,021.07	$4.18

Hypothetical assumes 5% annual return before expenses

*Expenses are equal to each Class's annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements from the Adviser.

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC.	December 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (99.16%)
CONSUMER DISCRETIONARY – (16.26%)
Consumer Durables & Apparel – (1.35%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	659,500	$58,470,353
Hunter Douglas N.V. (Netherlands)	295,596	12,288,651
		70,759,004
Consumer Services – (2.35%)
Las Vegas Sands Corp.	2,122,500	123,444,600
Media – (3.70%)
Liberty Global PLC, Series C *	4,013,600	193,897,016
Retailing – (8.86%)
Amazon.com, Inc. *	730,100	226,586,535
CarMax, Inc. *	1,585,560	105,566,585
Liberty Interactive Corp., Series A *	821,750	24,175,885
Liberty TripAdvisor Holdings Inc., Class A *	233,000	6,267,700
Liberty Ventures, Series A *	413,716	15,605,367
Netflix Inc. *	64,400	21,999,684
Priceline Group Inc. *	56,665	64,610,000
		464,811,756
	TOTAL CONSUMER DISCRETIONARY	852,912,376
CONSUMER STAPLES – (6.69%)
Food & Staples Retailing – (3.71%)
Costco Wholesale Corp.	913,464	129,483,522
Sysco Corp.	1,633,500	64,833,615
		194,317,137
Food, Beverage & Tobacco – (2.98%)
Diageo PLC (United Kingdom)	3,349,563	95,955,151
Heineken Holding N.V. (Netherlands)	966,404	60,498,350
		156,453,501
	TOTAL CONSUMER STAPLES	350,770,638
ENERGY – (4.94%)
Encana Corp. (Canada)(a)	6,129,800	85,020,326
EOG Resources, Inc.	981,760	90,390,643
Halliburton Co.	1,116,000	43,892,280
Ultra Petroleum Corp. *	3,013,200	39,653,712
	TOTAL ENERGY	258,956,961
FINANCIALS – (35.93%)
Banks – (9.41%)
Citizens Financial Group Inc.	1,021,220	25,387,529
JPMorgan Chase & Co.	1,741,770	108,999,967
Wells Fargo & Co.	6,551,579	359,157,561
		493,545,057
Diversified Financials – (22.68%)
Capital Markets – (10.08%)
Bank of New York Mellon Corp.	7,503,800	304,429,166
Brookfield Asset Management Inc., Class A (Canada)	1,092,660	54,775,045
Charles Schwab Corp.	2,404,000	72,576,760
Julius Baer Group Ltd. (Switzerland)	2,120,578	96,821,330
		528,602,301

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Diversified Financials – (Continued)
Consumer Finance – (6.75%)
American Express Co.	3,805,470	$354,060,929
Diversified Financial Services – (5.85%)
Berkshire Hathaway Inc., Class A *	862	194,812,000
Moody's Corp.	380,000	36,407,800
Visa Inc., Class A	289,500	75,906,900
		307,126,700
		1,189,789,930
Insurance – (3.39%)
Multi-line Insurance – (2.03%)
Fairfax Financial Holdings Ltd. (Canada)	60,350	31,623,400
Fairfax Financial Holdings Ltd., 144A (Canada)(b)	15,440	8,090,517
Loews Corp.	1,584,690	66,588,674
		106,302,591
Property & Casualty Insurance – (1.36%)
ACE Ltd.	494,400	56,796,672
Markel Corp. *	21,700	14,817,628
		71,614,300
		177,916,891
Real Estate – (0.45%)
Hang Lung Group Ltd. (Hong Kong)	5,220,030	23,670,748
	TOTAL FINANCIALS	1,884,922,626
HEALTH CARE – (10.95%)
Health Care Equipment & Services – (9.15%)
Express Scripts Holding Co. *	1,906,300	161,406,421
Laboratory Corp. of America Holdings *	869,700	93,840,630
Quest Diagnostics Inc.	869,000	58,275,140
UnitedHealth Group Inc.	1,647,910	166,587,222
		480,109,413
Pharmaceuticals, Biotechnology & Life Sciences – (1.80%)
Agilent Technologies, Inc.	529,540	21,679,368
Valeant Pharmaceuticals International, Inc. (Canada)*	509,300	72,885,923
		94,565,291
	TOTAL HEALTH CARE	574,674,704
INDUSTRIALS – (5.55%)
Capital Goods – (3.80%)
OCI N.V. (Netherlands)*	1,926,430	66,981,623
PACCAR Inc.	1,074,500	73,076,745
Schneider Electric SE (France)	334,000	24,324,960
Textron Inc.	832,810	35,069,629
		199,452,957
Commercial & Professional Services – (0.24%)
Experian PLC (United Kingdom)	733,264	12,360,597
Transportation – (1.51%)
Kuehne & Nagel International AG (Switzerland)	543,469	73,822,316

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2014

	Shares/Units/ Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Transportation – (Continued)
Wesco Aircraft Holdings, Inc. *	383,940	$5,367,481
		79,189,797
	TOTAL INDUSTRIALS	291,003,351
INFORMATION TECHNOLOGY – (13.22%)
Semiconductors & Semiconductor Equipment – (2.74%)
Texas Instruments Inc.	2,685,790	143,595,762
Software & Services – (10.31%)
ASAC II L.P., Private Placement *(c)	69,800,000	90,781,880
Google Inc., Class A *	299,160	158,752,245
Google Inc., Class C *	298,480	157,119,872
Microsoft Corp.	1,069,900	49,696,855
Oracle Corp.	1,095,440	49,261,937
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	354,260	20,284,928
SouFun Holdings Ltd., Class A, ADR (China)	2,055,000	15,186,450
		541,084,167
Technology Hardware & Equipment – (0.17%)
Keysight Technologies, Inc. *	264,770	8,941,283
	TOTAL INFORMATION TECHNOLOGY	693,621,212
MATERIALS – (5.62%)
Ecolab Inc.	696,100	72,756,372
Lafarge S.A. (France)	1,548,300	108,690,796
Praxair, Inc.	873,200	113,131,792
	TOTAL MATERIALS	294,578,960
TOTAL COMMON STOCK – (Identified cost $3,019,777,200)		5,201,440,828
SHORT-TERM INVESTMENTS – (0.79%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $11,577,051 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 12/01/27-10/01/28, total market value $11,808,540)	$11,577,000	11,577,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $21,227,094 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-5.50%, 06/20/29-12/20/44, total market value $21,651,540)	21,227,000	21,227,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.18%, 01/02/15, dated 12/31/14, repurchase value of $8,491,085 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 1.747%-4.00%, 10/01/21-11/01/44, total market value $8,660,820)	8,491,000	8,491,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $41,295,000)		41,295,000

SELECTED FUNDS	Schedule of Investments
SELECTED AMERICAN SHARES, INC. - (CONTINUED)	December 31, 2014

	Principal	Value (Note 1)
INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED – (0.23%)
MONEY MARKET FUNDS – (0.23%)
State Street Navigator Securities Lending Prime Portfolio	$12,104,406	$12,104,406
	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES LOANED - (Identified cost $12,104,406)	12,104,406
	Total Investments – (100.18%) – (Identified cost $3,073,176,606) – (d)	5,254,840,234
	Liabilities Less Other Assets – (0.18%)	(9,424,235)
	Net Assets – (100.00%)	$5,245,415,999

ADR: American Depositary Receipt

*	Non-Income producing security.

(a)	Security is partially on loan – See Note 6 of the Notes to Financial Statements.

(b)
This security is subject to Rule 144A. The Board of Directors of the Fund has determined that there is sufficient liquidity in this security to realize current valuations. This security amounted to $8,090,517 or 0.15% of the Fund's net assets as of December 31, 2014.

(c)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(d)	Aggregate cost for federal income tax purposes is $3,073,111,599. At December 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$2,332,849,172
	Unrealized depreciation	(151,120,537)
	Net unrealized appreciation	$2,181,728,635

See Notes to Financial Statements

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC.	December 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (93.29%)
CONSUMER DISCRETIONARY – (18.09%)
Consumer Durables & Apparel – (7.38%)
Compagnie Financiere Richemont S.A., Unit A (Switzerland)	53,330	$4,728,164
Hermes International (France)	2,650	943,618
Hunter Douglas N.V. (Netherlands)	41,982	1,745,295
		7,417,077
Consumer Services – (2.47%)
Xiabu Xiabu Catering Management Co., Ltd. (China)*	4,044,600	2,487,893
Media – (2.39%)
Grupo Televisa S.A.B., ADR (Mexico)*	70,670	2,407,020
Retailing – (5.85%)
Ctrip.com International, Ltd., ADR (China)*	22,250	1,012,375
JD.com Inc., Class A, ADR (China)*	126,000	2,915,640
Jumei International Holding Ltd., Class A, ADR (China)*	6,700	91,254
Vipshop Holdings Ltd., ADS (China)*	95,000	1,856,300
		5,875,569
	TOTAL CONSUMER DISCRETIONARY	18,187,559
CONSUMER STAPLES – (18.94%)
Food & Staples Retailing – (0.37%)
Brasil Pharma S.A. (Brazil)*	386,080	376,653
Food, Beverage & Tobacco – (16.68%)
Diageo PLC (United Kingdom)	137,766	3,946,592
Heineken Holding N.V. (Netherlands)	68,645	4,297,281
Lindt & Spruengli AG - Participation Certificate (Switzerland)	955	4,721,965
Nestle S.A. (Switzerland)	23,370	1,703,696
United Spirits Ltd. (India)*	47,520	2,092,041
		16,761,575
Household & Personal Products – (1.89%)
L'Oréal S.A. (France)	11,340	1,897,996
	TOTAL CONSUMER STAPLES	19,036,224
ENERGY – (3.37%)
Canadian Natural Resources Ltd. (Canada)	27,000	833,760
Encana Corp. (Canada)	183,900	2,550,693
	TOTAL ENERGY	3,384,453
FINANCIALS – (3.78%)
Diversified Financials – (3.78%)
Capital Markets – (0.72%)
CETIP S.A. - Mercados Organizados (Brazil)	59,690	726,803
Diversified Financial Services – (3.06%)
BM&FBOVESPA S.A. (Brazil)	310,500	1,155,039
Groupe Bruxelles Lambert S.A. (Belgium)	14,910	1,272,125
Pargesa Holding S.A., Bearer Shares (Switzerland)	8,380	646,650
		3,073,814
		3,800,617
	TOTAL FINANCIALS	3,800,617
HEALTH CARE – (7.55%)
Health Care Equipment & Services – (4.52%)
Diagnosticos da America S.A. (Brazil)	236,350	989,080

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	December 31, 2014

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Health Care Equipment & Services – (Continued)
Essilor International S.A. (France)	31,845	$3,551,333
		4,540,413
Pharmaceuticals, Biotechnology & Life Sciences – (3.03%)
Roche Holding AG - Genusschein (Switzerland)	5,215	1,412,964
Valeant Pharmaceuticals International, Inc. (Canada)*	11,420	1,634,316
		3,047,280
	TOTAL HEALTH CARE	7,587,693
INDUSTRIALS – (21.91%)
Capital Goods – (10.84%)
Assa Abloy AB, Class B (Sweden)	60,510	3,195,924
Brenntag AG (Germany)	15,630	873,874
IMI PLC (United Kingdom)	23,700	463,666
Meggitt PLC (United Kingdom)	240,000	1,930,619
Schneider Electric SE (France)	60,860	4,432,386
		10,896,469
Commercial & Professional Services – (3.67%)
Experian PLC (United Kingdom)	218,776	3,687,897
Transportation – (7.40%)
CAR Inc. (China)*(a)	2,063,800	2,695,117
Kuehne & Nagel International AG (Switzerland)	34,890	4,739,296
		7,434,413
	TOTAL INDUSTRIALS	22,018,779
INFORMATION TECHNOLOGY – (13.26%)
Software & Services – (13.26%)
58.com Inc., Class A, ADR (China)*	3,740	155,397
Alibaba Group Holding Ltd., ADR (China)*	16,420	1,706,695
NetEase, Inc., ADR (China)	34,730	3,443,132
Qihoo 360 Technology Co. Ltd., Class A, ADR (China)*	31,420	1,799,109
SouFun Holdings Ltd., Class A, ADR (China)	353,360	2,611,331
Youku Tudou Inc.,Class A, ADR (China)*	123,390	2,197,576
YY Inc., Class A, ADR (China)*	22,650	1,412,001
		13,325,241
	TOTAL INFORMATION TECHNOLOGY	13,325,241
MATERIALS – (6.39%)
Air Liquide S.A. (France)	8,060	997,342
Anhui Conch Cement Co. Ltd. - H (China)	552,000	2,047,221
Lafarge S.A. (France)	48,110	3,377,326
	TOTAL MATERIALS	6,421,889
TOTAL COMMON STOCK – (Identified cost $88,709,949)		93,762,455

SELECTED FUNDS	Schedule of Investments
SELECTED INTERNATIONAL FUND, INC. - (CONTINUED)	December 31, 2014

	Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (8.42%)
Mizuho Securities USA Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $2,373,011 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 12/01/27-10/01/28, total market value $2,420,460)	$2,373,000	$2,373,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 0.08%, 01/02/15, dated 12/31/14, repurchase value of $4,351,019 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-10.50%, 03/20/16-04/15/43, total market value $4,438,020)	4,351,000	4,351,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 0.18%, 01/02/15, dated 12/31/14, repurchase value of $1,740,017 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 0.00%-4.77%, 03/01/21-11/01/44, total market value $1,774,800)	1,740,000	1,740,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $8,464,000)	8,464,000
	Total Investments – (101.71%) – (Identified cost $97,173,949) – (b)	102,226,455
	Liabilities Less Other Assets – (1.71%)	(1,722,174)
	Net Assets – (100.00%)	$100,504,281

ADR: American Depositary Receipt

ADS: American Depositary Share

*	Non-Income producing security.

(a)	Restricted Security – See Note 7 of the Notes to Financial Statements.

(b)	Aggregate cost for federal income tax purposes is $97,934,999. At December 31, 2014 unrealized appreciation (depreciation) of securities for federal income tax purposes is as follows:

	Unrealized appreciation	$12,310,827
	Unrealized depreciation	(8,019,371)
	Net unrealized appreciation	$4,291,456

See Notes to Financial Statements

SELECTED FUNDS	Statements of Assets and Liabilities
At December 31, 2014

	Selected American Shares	Selected International Fund
ASSETS:
Investments in* (see accompanying Schedules of Investments):
Securities at value	$5,242,735,828	$102,226,455
Collateral for securities loaned (Note 6)	12,104,406	–
Cash	410,631	10,768
Receivables:
Capital stock sold	3,569,370	27,967
Dividends and interest	4,131,269	263,825
Investment securities sold	14,090,245	–
Prepaid expenses	137,063	2,828
Due from Adviser	–	3,427
Total assets	5,277,178,812	102,535,270
LIABILITIES:
Return of collateral for securities loaned (Note 6)	12,104,406	–
Payables:
Capital stock redeemed	11,200,411	85,989
Deferred foreign taxes	–	52,405
Investment securities purchased	4,724,230	1,794,626
Accrued distribution service fees	378,603	3,024
Accrued investment advisory fees	2,713,370	50,605
Other accrued expenses	641,793	44,340
Total liabilities	31,762,813	2,030,989
NET ASSETS	$5,245,415,999	$100,504,281
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$151,986,256	$2,250,724
Additional paid-in capital	2,744,229,461	95,435,829
Overdistributed net investment income	(263,509)	(317,958)
Accumulated net realized gains (losses) from investments	167,870,868	(1,838,418)
Net unrealized appreciation on investments and foreign currency transactions**	2,181,592,923	4,974,104
Net Assets	$5,245,415,999	$100,504,281
*Including:
Cost of investments	$3,061,072,200	$97,173,949
Cost of collateral for securities loaned	12,104,406	–
Market value of securities on loan	11,781,622	–
**Net of deferred foreign taxes of	–	52,405

SELECTED FUNDS	Statements of Assets and Liabilities – (Continued)
At December 31, 2014

	Selected American Shares	Selected International Fund
CLASS S SHARES:
Net assets	$1,571,364,744	$11,194,020
Shares outstanding	36,405,280	1,007,025
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$43.16	$11.12
CLASS D SHARES:
Net assets	$3,674,051,255	$89,310,261
Shares outstanding	85,183,725	7,995,872
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$43.13	$11.17

See Notes to Financial Statements

SELECTED FUNDS	Statements of Operations
For the year ended December 31, 2014

	Selected American Shares	Selected International Fund
INVESTMENT INCOME:
Income:
Dividends*	$79,674,891	$1,278,071
Interest	171,148	3,014
Net securities lending fees	595,467	8,406
Total income	80,441,506	1,289,491

Expenses:
Investment advisory fees (Note 3)	30,849,636	463,041
Custodian fees	827,248	77,911
Transfer agent fees:
Class S	2,019,801	40,561
Class D	979,765	40,338
Audit fees	61,200	22,200
Legal fees	75,490	9,487
Reports to shareholders	245,740	7,575
Directors' fees and expenses	573,260	11,359
Registration and filing fees	74,997	45,014
Interest expense	1,656	–
Miscellaneous	209,152	11,919
Payments under distribution plan (Note 3):
Class S	4,628,385	28,033
Total expenses	40,546,330	757,438
Reimbursement of expenses by Adviser (Note 3)	–	(9,198)
Net expenses	40,546,330	748,240
Net investment income	39,895,176	541,251
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	1,240,971,554	7,291,276
Foreign currency transactions	(109,818)	9,429
Net realized gain	1,240,861,736	7,300,705
Net decrease in unrealized appreciation**	(957,171,960)	(9,374,581)
Net realized and unrealized gain (loss) on investments and foreign currency transactions	283,689,776	(2,073,876)
Net increase (decrease) in net assets resulting from operations	$323,584,952	$(1,532,625)
*Net of foreign taxes withheld as follows	$1,955,224	$148,496
**Net of deferred foreign taxes of	–	52,405

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2014

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$39,895,176	$541,251
Net realized gain from investments and foreign currency transactions	1,240,861,736	7,300,705
Net decrease in unrealized appreciation on investments and foreign currency transactions	(957,171,960)	(9,374,581)
Net increase (decrease) in net assets resulting from operations	323,584,952	(1,532,625)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(8,348,223)	(15,793)
Class D	(30,025,884)	(531,968)

Realized gains from investment transactions:
Class S	(336,362,089)	–
Class D	(735,566,143)	–
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class S	(250,799,541)	419,011
Class D	270,231,572	25,638,720
Total increase (decrease) in net assets	(767,285,356)	23,977,345
NET ASSETS:
Beginning of year	6,012,701,355	76,526,936
End of year*	$5,245,415,999	$100,504,281
*Including overdistributed net investment income of	$(263,509)	$(317,958)

See Notes to Financial Statements

SELECTED FUNDS	Statements of Changes in Net Assets
For the year ended December 31, 2013

	Selected American Shares	Selected International Fund
OPERATIONS:
Net investment income	$40,328,567	$613,565
Net realized gain (loss) from investments and foreign currency transactions	519,778,090	(247,583)
Net increase in unrealized appreciation on investments and foreign currency transactions	1,083,377,679	14,039,856
Net increase in net assets resulting from operations	1,643,484,336	14,405,838
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income:
Class S	(11,144,587)	(40,162)
Class D	(32,674,449)	(574,330)
Realized gains from investment transactions:
Class S	(183,738,429)	–
Class D	(340,221,360)	–
CAPITAL SHARE TRANSACTIONS:
Net decrease in net assets resulting from capital share transactions (Note 4):
Class S	(264,744,832)	(1,451,025)
Class D	(118,782,650)	(2,654,836)
Total increase in net assets	692,178,029	9,685,485
NET ASSETS:
Beginning of year	5,320,523,326	66,841,451
End of year*	$6,012,701,355	$76,526,936
*Including overdistributed net investment income of	$(1,571,878)	$(747,596)

See Notes to Financial Statements

SELECTED FUNDS	Notes to Financial Statements
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The Selected Funds ("Funds") consist of Selected American Shares, Inc. (a Maryland corporation) ("Selected American Shares") and Selected International Fund, Inc. (a Maryland corporation) ("Selected International Fund"). The Funds are registered under the Investment Company Act of 1940, as amended, as diversified, open-end management investment companies.

Selected American Shares' investment objective is to achieve both capital growth and income. The Fund principally invests in common stocks issued by large companies with market capitalizations of at least $10 billion.

Selected International Fund was formerly known as Selected Special Shares. Effective May 1, 2011, Selected International Fund modified its investment strategy to invest principally in common stocks issued by foreign companies, including companies in developed or emerging markets. The Fund may invest in large, medium, or small companies without regard to market capitalization and maintains its investment objective to achieve capital growth.

An investment in any of the Funds, as with any mutual fund, includes risks that vary depending upon the Funds' investment objectives and policies. There is no assurance that the investment objective of any fund will be achieved. Each Fund's return and net asset value will fluctuate.

Class S and Class D shares are sold at net asset value. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class are charged against the operations of that class. All classes have identical rights with respect to voting (exclusive of each class' distribution arrangement), liquidation, and distributions. Selected International Fund assesses a 2% fee on the proceeds of Fund shares that are redeemed (either by selling or exchanging into Selected American Shares) within 30 days of their purchase. The fee, which is retained by the Fund, is accounted for as an addition to paid-in capital. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange ("Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds' assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. ("Adviser"), the Funds' investment adviser, identifies as a significant event occurring before the Funds' assets are valued, but after the close of their respective exchanges will be fair valued using a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds' Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser's portfolio management team, when determining the fair value of a security. To assess the continuing appropriateness of security valuations, the Adviser may compare prior day prices, prices of comparable securities, and sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source. Fair value determinations are subject to review, approval, and ratification by the Funds' Board of Directors at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Fair valuation standardized methodologies used by the Funds for equity securities include, but are not limited to, pricing partnerships by calculating the liquidation value of the investment on a daily basis using the closing price of the underlying stock and a waterfall schedule, which apportions the value of the partnership's interests based on the value of the net assets of the investment. A liquidity discount is then applied to the liquidation value.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value.

The Funds' valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds' investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security.

The following is a summary of the inputs used as of December 31, 2014 in valuing each Fund's investments carried at value:

	Investments in Securities at Value
	Selected	Selected
	American Shares	International Fund
Valuation inputs
Level 1 – Quoted Prices:
Equity securities:
Consumer Discretionary	$782,153,372	$10,770,482
Consumer Staples	194,317,137	–
Energy	258,956,961	3,384,453
Financials	1,764,430,548	–
Health Care	574,674,704	1,634,316
Industrials	113,513,855	–
Information Technology	602,839,332	13,325,241
Materials	185,888,164	–
Total Level 1	4,476,774,073	29,114,492
Level 2 – Other Significant Observable Inputs:
Equity securities*:
Consumer Discretionary	70,759,004	7,417,077
Consumer Staples	156,453,501	19,036,224
Financials	120,492,078	3,800,617
Health Care	–	5,953,377
Industrials	177,489,496	22,018,779
Materials	108,690,796	6,421,889
Short-term securities	41,295,000	8,464,000
Investment of cash collateral for securities loaned	12,104,406	–
Total Level 2	687,284,281	73,111,963
Level 3 – Significant Unobservable Inputs:
Equity securities:
Information Technology	90,781,880	–
Total Level 3	90,781,880	–
Total Investments	$5,254,840,234	102,226,455

*Includes certain securities trading primarily outside the U.S. whose value the Funds adjusted as a result of significant market movements following the close of local trading.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Value Measurements - (Continued)

Level 1 to Level 2 Transfers**:
Consumer Discretionary	$70,759,004	$6,473,459
Consumer Staples	156,453,501	15,046,187
Financials	120,492,078	2,645,578
Health Care	–	5,953,377
Industrials	153,164,536	13,733,453
Materials	108,690,796	3,377,326
Total	$609,559,915	$47,229,380

**Application of fair value procedures for securities traded on foreign exchanges triggered the transfers of investments between Level 1 and Level 2 of the fair value hierarchy during the year ended December 31, 2014.

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2014:

Selected American Shares
Investment Securities:
Beginning balance	$78,713,460
Increase in unrealized appreciation	12,068,420
Ending balance	$90,781,880

Increase in unrealized appreciation during the period on Level 3 securities still held at December 31, 2014 and included in the change in net assets for the period	$12,068,420

There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

Assets Table for Selected American Shares

	Fair Value at	Valuation	Unobservable
Investments at Value	December 31, 2014	Technique	Input	Amount
Equity securities	$90,781,880	Liquidation proceeds/Waterfall methodology based on underlying investment value, then applying liquidity discount	Discount rate	11.20%

The significant unobservable input used in the fair value measurement of equity securities is the discount rate, which, if changed, would affect the fair value of the Fund's investment. An increase in the discount rate would result in a decrease in the fair value of the investment.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. Dollar based upon the mean between the bid and offered quotations of the currencies against U.S. Dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. Dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books, and the U.S. Dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

Federal Income Taxes - It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income or excise tax is required. The Adviser has analyzed the Funds' tax positions taken on federal and state income tax returns for all open tax years and has concluded that as of December 31, 2014, no provision for income tax is required in the Funds' financial statements related to these tax positions. The Funds' federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2011.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2014, Selected International Fund had available for federal income tax purposes unused capital loss carryforwards as follows:

Capital Loss Carryforwards (No expiration)

Long-term	$1,572,000

Utilized in 2014	$6,889,000

Additionally, based on the Funds' understanding of the tax rules and rates related to income, gains, and transactions for the foreign jurisdictions in which they invest, the Funds will provide for foreign taxes, and where appropriate, deferred foreign taxes.

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, equalization accounting for tax purposes, partnership income, and passive foreign investment company shares. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. Accordingly, during the year ended December 31, 2014, for Selected American Shares, amounts have been reclassified to reflect an increase in overdistributed net investment income of $212,700, a decrease in accumulated net realized gains from investments and foreign currency transactions of $67,051,961, and an increase in additional paid-in capital of $67,264,661; for Selected International Fund, amounts have been reclassified to reflect a decrease in overdistributed net investment income of $436,148 and a corresponding increase to accumulated net realized losses from investments and foreign currency transactions. The Funds' net assets have not been affected by these reclassifications.

The tax character of distributions paid during the years ended December 31, 2014 and 2013 was as follows:

	Ordinary Income	Long-Term Capital Gain	Return of Capital	Total
Selected American Shares
2014	$38,757,279	$1,071,545,060	$–	$1,110,302,339
2013	69,039,167	498,739,658	–	567,778,825

Selected International Fund
2014	547,761	–	–	547,761
2013	614,492	–	–	614,492

As of December 31, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

	Selected American Shares	Selected International Fund
Undistributed net investment income	$2,016,129	$206,205
Undistributed long-term capital gain	167,805,859	–
Accumulated net realized losses from investments and foreign currency transactions	–	(1,572,354)
Net unrealized appreciation on investments*	2,181,657,929	4,213,055
Total	$2,351,479,917	$2,846,906
*Net of deferred foreign taxes of	–	52,405

Indemnification - Under the Funds' organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds' contracts with their service providers contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director's account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Selected Funds in which the amounts are invested.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2014 were as follows:

	Selected American Shares	Selected International Fund
Cost of purchases	$1,439,127,424	$58,617,321
Proceeds from sales	2,474,121,225	39,170,786

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Davis Selected Advisers-NY, Inc. ("DSA-NY"), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

Certain directors and officers of the Funds are also directors and officers of the general partner of the Adviser.

As of December 31, 2014, one related shareholder's investment in both Selected American Shares and Selected International Fund represents 23% of each Fund's outstanding shares. Investment activities of this shareholder could have a material impact on the Funds.

Investment Advisory Fees and Reimbursement of Expenses - Advisory fees are paid monthly to the Adviser. The annual rate for Selected American Shares is 0.55% of the average net assets for the first $3 billion, 0.54% on the next $1 billion, 0.53% on the next $1 billion, 0.52% on the next $1 billion, 0.51% on the next $1 billion, 0.50% on the next $3 billion, and 0.485% of the average net assets in excess of $10 billion. Advisory fees paid during the year ended December 31, 2014 approximated 0.54% of the average net assets for Selected American Shares. The fixed annual rate for Selected International Fund is 0.55% of the average net assets. The Adviser is contractually committed to reimburse Selected International Fund's expenses to the extent necessary to cap total annual Fund operating expenses at 1.30% for Class S shares. During the year ended December 31, 2014, such reimbursements amounted to $9,198 for Class S shares.

Transfer Agent and Accounting Fees - Boston Financial Data Services, Inc. ("BFDS") is the Funds' primary transfer agent. The Adviser is also paid for certain transfer agent services. The fee paid to the Adviser during the year ended December 31, 2014 was $227,629 and $16,638 for Selected American Shares and Selected International Fund, respectively. State Street Bank and Trust Company ("State Street Bank") is the Funds' primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds' custodian.

Distribution Service Fees - For services under the distribution agreement, the Funds' Class S shares pay an annual fee of 0.25% of average daily net assets. During the year ended December 31, 2014, Selected American Shares and Selected International Fund incurred distribution service fees totaling $4,628,385 and $28,033, respectively.

There are no distribution service fees for the Funds' Class D shares.

NOTE 4 - CAPITAL STOCK

At December 31, 2014, there were 600 million shares of capital stock of Selected American Shares ($1.25 par value per share) and 50 million shares of capital stock of Selected International Fund ($0.25 par value per share) authorized. Transactions in capital stock were as follows:

	Year ended December 31, 2014
	Sold	Reinvestment of Distributions	Redeemed*	Net Increase (Decrease)
Selected American Shares
Shares: Class S	1,921,876	7,476,144	(14,089,662)	(4,691,642)
Class D	2,310,563	16,425,353	(12,070,577)	6,665,339
Value: Class S	$94,419,436	$339,368,717	$(684,587,694)	$(250,799,541)
Class D	114,036,516	742,046,949	(585,851,893)	270,231,572

Selected International Fund
Shares: Class S	146,434	1,389	(115,533)	32,290
Class D	2,698,453	46,146	(569,211)	2,175,388
Value: Class S	$1,729,398	$15,568	$(1,325,955)	$419,011
Class D	31,793,977	519,604	(6,674,861)	25,638,720

* Selected International Fund: net of redemption fees amounting to $72 and $945 for Class S and Class D, respectively.

SELECTED FUNDS	Notes to Financial Statements – (Continued)
December 31, 2014

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2013
	Sold	Reinvestment of Distributions	Redeemed*	Net Decrease
Selected American Shares
Shares: Class S	3,307,513	4,070,050	(13,011,622)	(5,634,059)
Class D	3,323,984	6,984,063	(12,674,529)	(2,366,482)
Value: Class S	$155,135,970	$190,035,718	$(609,916,520)	$(264,744,832)
Class D	155,326,697	324,741,068	(598,850,415)	(118,782,650)

Selected International Fund
Shares: Class S	18,664	3,608	(168,547)	(146,275)
Class D	115,531	32,047	(414,365)	(266,787)
Value: Class S	$187,687	$39,221	$(1,677,933)	$(1,451,025)
Class D	1,197,518	349,953	(4,202,307)	(2,654,836)

* Selected International Fund: net of redemption fees amounting to $7 for Class S.

NOTE 5 - BANK BORROWINGS

Each Fund may borrow up to 5% of its assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. Each Fund has entered into an agreement, which enables it to participate with certain other funds managed by the Adviser in an unsecured line of credit with a bank, which permits borrowings up to $50 million, collectively. Interest is charged based on its borrowings, at a rate equal to the higher of the Federal Funds Rate or the Overnight Libor Rate, plus 1.25%. Selected American Shares utilized the line of credit for five days during the year ended December 31, 2014, whereby the average daily loan balance was $8,619,200 at an average interest rate of 1.38%. Selected American Shares had gross borrowings and gross repayments of $10,600,000 during the year ended December 31, 2014. Selected American Shares had no borrowings outstanding at any month end during the year ended December 31, 2014. Selected International Fund had no borrowings during the year ended December 31, 2014.

NOTE 6 - SECURITIES LOANED

The Funds have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2014, the Funds had on loan:

Selected American Shares
Securities valued at	$11,781,622
Collateral for securities loaned	12,104,406

The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 7 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Selected American Shares amounted to $90,781,880 or 1.73% of the Fund's net assets as of December 31, 2014. The aggregate value of restricted securities in Selected International Fund amounted to $2,695,117 or 2.68% of the Fund's net assets as of December 31, 2014. Information regarding restricted securities is as follows:

Fund	Security	Acquisition Date	Units/ Shares	Cost per Unit/ Share	Valuation per Unit/ Share as of December 31, 2014

Selected American Shares	ASAC II L.P., Private Placement	10/10/13	69,800,000	$1.00	$1.3006

Selected International Fund	CAR Inc.	09/12/14	2,063,800	$1.1078	$1.3059

SELECTED FUNDS

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income[a]	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Selected American Shares Class S:
Year ended December 31, 2014	$50.29	$0.24	$2.54	$2.78
Year ended December 31, 2013	$41.71	$0.23	$13.11	$13.34
Year ended December 31, 2012	$39.47	$0.54	$4.55	$5.09
Year ended December 31, 2011	$41.44	$0.34	$(2.14)	$(1.80)
Year ended December 31, 2010	$37.28	$0.30	$4.35	$4.65
Selected American Shares Class D:
Year ended December 31, 2014	$50.26	$0.39	$2.56	$2.95
Year ended December 31, 2013	$41.68	$0.39	$13.11	$13.50
Year ended December 31, 2012	$39.44	$0.70	$4.54	$5.24
Year ended December 31, 2011	$41.41	$0.47	$(2.14)	$(1.67)
Year ended December 31, 2010	$37.25	$0.43	$4.35	$4.78
Selected International Fund Class S:
Year ended December 31, 2014	$11.21	$0.03	$(0.10)	$(0.07)
Year ended December 31, 2013	$9.24	$0.04	$1.97	$2.01
Year ended December 31, 2012	$7.89	$0.03	$1.41	$1.44
Year ended December 31, 2011	$11.00	$0.03	$(2.31)	$(2.28)
Year ended December 31, 2010	$9.78	$0.09	$1.25	$1.34
Selected International Fund Class D:
Year ended December 31, 2014	$11.27	$0.08	$(0.11)	$(0.03)
Year ended December 31, 2013	$9.28	$0.10	$1.99	$2.09
Year ended December 31, 2012	$7.93	$0.09	$1.41	$1.50
Year ended December 31, 2011	$11.02	$0.08	$(2.32)	$(2.24)
Year ended December 31, 2010	$9.79	$0.14	$1.25	$1.39

[a]	Per share calculations were based on average shares outstanding for the period.

[b]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period.

[c]	The ratios in this column reflect the impact, if any, of the reduction of expenses paid indirectly and of certain reimbursements from the Adviser.

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[b]	Net Assets, End of Period (in millions)	Gross Expense Ratio	Net Expense Ratio[c]	Net Investment Income (Loss) Ratio	Portfolio Turnover[d]

$(0.23)	$(9.68)	$–	$(9.91)	$43.16	5.60%	$1,571	0.94%	0.94%	0.47%	26%
$(0.27)	$(4.49)	$–	$(4.76)	$50.29	33.16%	$2,067	0.94%	0.94%	0.49%	12%
$(0.60)	$(2.25)	$–	$(2.85)	$41.71	12.82%	$1,949	0.95%	0.95%	1.28%	7%
$(0.17)	$–	$–	$(0.17)	$39.47	(4.35)%	$2,385	0.94%	0.94%	0.81%	11%
$(0.49)	$–	$–	$(0.49)	$41.44	12.53%	$3,549	0.93%	0.93%	0.80%	9%

$(0.40)	$(9.68)	$–	$(10.08)	$43.13	5.96%	$3,674	0.60%	0.60%	0.81%	26%
$(0.43)	$(4.49)	$–	$(4.92)	$50.26	33.62%	$3,946	0.61%	0.61%	0.82%	12%
$(0.75)	$(2.25)	$–	$(3.00)	$41.68	13.19%	$3,371	0.61%	0.61%	1.62%	7%
$(0.30)	$–	$–	$(0.30)	$39.44	(4.02)%	$3,517	0.61%	0.61%	1.14%	11%
$(0.62)	$–	$–	$(0.62)	$41.41	12.90%	$3,934	0.60%	0.60%	1.13%	9%

$(0.02)	$–	$–	$(0.02)	$11.12	(0.66)%[e]	$11	1.38%	1.30%	0.23%	49%
$(0.04)	$–	$–	$(0.04)	$11.21	21.78%	$11	1.44%	1.40%	0.39%	16%
$(0.09)	$–	$–	$(0.09)	$9.24	18.29%	$10	1.52%	1.52%	0.39%	6%
$(0.16)	$(0.67)	$–	$(0.83)	$7.89	(22.49)%	$11	1.32%	1.32%	0.34%	110%[f]
$(0.12)	$–	$–	$(0.12)	$11.00	13.73%[e]	$18	1.23%	1.23%	0.92%	28%

$(0.07)	$–	$–	$(0.07)	$11.17	(0.26)%[e]	$89	0.83%	0.83%	0.70%	49%
$(0.10)	$–	$–	$(0.10)	$11.27	22.56%	$66	0.83%	0.83%	0.96%	16%
$(0.15)	$–	$–	$(0.15)	$9.28	18.90%	$56	0.88%	0.88%	1.03%	6%
$(0.18)	$(0.67)	$–	$(0.85)	$7.93	(22.05)%	$51	0.81%	0.81%	0.85%	110%[f]
$(0.16)	$–	$–	$(0.16)	$11.02	14.30%[e]	$73	0.76%	0.76%	1.39%	28%

[d]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[e]
Selected International Fund's performance benefited from IPO purchases in 2010 and 2014, adding approximately 2% to the Fund's total return in each year. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences. Such performance may not continue in the future.

[f]
As a result of the change in investment strategy on May 1, 2011, from investing primarily in domestic equity securities to investing primarily in foreign equity securities, portfolio turnover was unusually high.

See Notes to Financial Statements

SELECTED FUNDS	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Selected American Shares, Inc. and Selected International Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Selected American Shares, Inc. and Selected International Fund, Inc., including the schedules of investments, as of December 31, 2014, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Selected American Shares, Inc. and Selected International Fund, Inc. as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 20, 2015

SELECTED FUNDS	Federal Income Tax Information (Unaudited)

In early 2015, shareholders received information regarding all dividends and distributions paid to them by the Funds during the calendar year 2014. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2014 with their 2014 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2014, if any, as dividends eligible for the corporate dividends-received deduction and qualified dividend income.

	Selected American Shares	Selected International Fund

Income dividends	$38,757,279	$547,761
Income qualifying for corporate dividends-received deduction	$38,705,552	$–
	100%	–
Qualified dividend income	$38,757,279	$547,761
	100%	100%

Selected American Shares designated long-term capital gain distributions in the amount of $1,138,809,719. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain. As a result the Fund paid long-term capital gain distributions in the amount of $1,071,545,060.

Pursuant to Section 853 of the Internal Revenue Code, Selected International Fund elected to pass through to its shareholders foreign taxes paid during the year ended December 31, 2014. The Fund did not derive any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes. Information regarding foreign taxes paid and foreign sourced income is detailed below.

Selected International Fund

Foreign taxes paid	$124,514

Foreign sourced income	$1,430,914

% of income dividend derived from foreign sourced income	100%

SELECTED FUNDS	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of "cookies" when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual and Semi-Annual Report to shareholders having the same last name and address on the Funds' records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Selected Funds by phone at 1-800-243-1575. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

SELECTED FUNDS	Directors and Officers

For the purposes of their service as directors to the Selected Funds, the business address for each of the directors is 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Each Director serves until retirement, resignation, death, or removal. Directors must retire from the Board of Directors and cease being a Director at the close of business on the last day of the calendar year in which the Director attains age 75.

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Independent Directors

William P. Barr (05/23/50)	Director	Director since 1994	Retired; Of Counsel to Kirkland & Ellis LLP (law firm) until July 2009; Executive Vice President and General Counsel, Verizon (telecommunications company) from 1994 through 2008.	3	Director, Time Warner, Inc. (media and entertainment company); Director, Dominion Resources (energy company); Trustee, Clipper Funds Trust (consisting of one portfolio).

Francisco L. Borges (11/17/51)	Director	Director since 2006	Chairman and Managing Partner, Landmark Partners, LLC (private equity firm) since March 1999.	3
Trustee, John S. and James L. Knight Foundation; Trustee, Connecticut
Public Broadcasting Network;
Director, University of Connecticut
Health Center; Director, Assured
Guaranty Ltd.; Director, Leucadia
National Corporation (holding
company); Trustee, Millbrook
School; Trustee, Clipper Funds Trust (consisting of one portfolio).

Lawrence E. Harris (09/16/56)	Director	Director since 2015	Fred V. Keenan Chair in Finance of the Marshall School of Business, University of Southern California, Los Angeles, CA	3	Director, Interactive Brokers Group, Inc.; Trustee, Clipper Funds Trust (consisting of one portfolio).

Steven N. Kearsley (09/29/41)	Director	Director since 2015	Private Investor, Real Estate Development; Owner, Old Peak Tree Farm.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

Katherine L. MacWilliams (01/19/56)	Director	Director since 1997	Retired; Chief Financial Officer, Caridian BCT, Inc. (medical device company) 2008-2012.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

James J. McMonagle (10/01/44)	Director/ Chairman	Director since 1990	Chairman, Selected Funds Board of Directors since 1997; of Counsel to Vorys, Sater, Seymour and Pease LLP (law firm) since 2002.	3	Director, Owens Corning (producer of residential and commercial building materials); Chairman and Trustee, Clipper Funds Trust (consisting of one portfolio).

Richard O'Brien (09/12/45)	Director	Director since 1996	Retired; Corporate Economist, Hewlett-Packard Co.	3	Trustee, Clipper Funds Trust (consisting of one portfolio).

SELECTED FUNDS	Directors and Officers – (Continued)

Name (birthdate)	Position(s) Held With Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Interested Directors*

Andrew A. Davis (06/25/63)	Director	Director since 1998	President or Vice President of each Selected Fund and Davis Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio).

Christopher C. Davis (07/13/65)	Director	Director since 1998	President or Vice President of each Selected Fund, Davis Fund, and Clipper Fund; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser's general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer).	16	Director, Davis Funds (consisting of 13 portfolios); Trustee, Clipper Funds Trust (consisting of one portfolio); Director, Graham Holdings Co. (publishing company).

*Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be "interested persons" of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Christopher C. Davis (born 07/13/65, Selected Funds officer since 1998). See description in the section on Interested Directors.

Andrew A. Davis (born 06/25/63, Selected Funds officer since 1998). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Selected Funds officer since 1997). Executive Vice President and Principal Executive Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Selected Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (born 09/25/66, Selected Funds officer since 1997). Vice President and Chief Compliance Officer of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Selected Funds officer since 2014). Vice President and Secretary of each of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Arthur Don (born 09/24/53, Selected Funds officer since 1991). Assistant Secretary (for clerical purposes only) of each of the Davis Funds and Selected Funds; Shareholder, Greenberg Traurig, LLP (law firm); counsel to the Independent Directors and the Davis Funds.

SELECTED FUNDS

Investment Adviser
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Custodian
State Street Bank and Trust Co.
c/o The Selected Funds
One Lincoln Street
Boston, Massachusetts 02111

Transfer Agent
Boston Financial Data Services, Inc.
c/o The Selected Funds
P.O. Box 8243
Boston, Massachusetts 02266-8243

Overnight Address:
30 Dan Road
Canton, Massachusetts 02021-2809

Counsel
Greenberg Traurig, LLP
77 West Wacker Drive, Suite 3100
Chicago, Illinois 60601

Independent Registered Public Accounting Firm
KPMG LLP
1225 Seventeenth Street, Suite 800
Denver, Colorado 80202

For more information about the Selected Funds including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds' Statement of Additional Information contains additional information about the Funds' Directors and is available without charge upon request by calling 1-800-243-1575 or on the Funds' website at www.selectedfunds.com. Quarterly Fact Sheets are available on the Funds' website at www.selectedfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant's board of directors has determined that independent trustee Katherine MacWilliams qualifies as the "audit committee financial expert", as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees.  The aggregate Audit Fees billed by KPMP LLP ("KPMG") for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2014 and December 31, 2013 were $22,200 and $21,600, respectively.

(b)
Audit-Related Fees.  The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees fore fiscal year ends December 31, 2014 and December 31, 2013 were $0 and $0, respectively.

(c)
Tax Fees.  The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advise and tax planning for the fiscal year ends December 31, 2014 and December 31, 2013 were $7,123 and $6,463, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant's tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2014 and December 31, 2013 were $0 and $0, respectively.

(e)	(1) Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

    (2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable

(g)
The Funds' independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2014 and December 31, 2013.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

Not Applicable.  The complete Schedule of Investments is included in Item 1 of this form N-CSR

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant's Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls.

ITEM 12.  EXHIBITS

(a)	(1) The registrant's code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)	(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(a)	(3) Not applicable

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SELECTED INTERNATIONAL SHARES, INC.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  February 20, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By            /s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date:  February 20, 2015

By            /s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer

Date:  February 20, 2015